UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

November 14, 2019

Fox Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-38776	83-1825597
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	FOXA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	FOX	The Nasdaq Global Select Market
Rights to Purchase Series A Junior Participating Preferred Stock	N/A	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Fox Corporation (the “Company”) held its Annual Meeting of Stockholders on November 14, 2019. A brief description of the matters voted upon at the Annual Meeting and the results of the voting on such matters are set forth below.

Proposal 1: The following individuals were elected as directors:

Name	For	Against	Abstain	Broker Non-Votes
K. Rupert Murdoch AC	227,631,122	9,708,238	152,038	7,779,700
Lachlan K. Murdoch	226,472,364	10,857,785	161,249	7,779,700
Chase Carey	227,626,412	9,711,478	153,508	7,779,700
Anne Dias	223,997,436	13,326,933	167,029	7,779,700
Roland A. Hernandez	222,954,716	14,370,036	166,646	7,779,700
Jacques Nasser AC	231,943,052	5,395,492	152,854	7,779,700
Paul D. Ryan	222,255,203	15,082,620	153,575	7,779,700

Proposal 2: A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020 passed and was voted upon as follows:

For:	245,152,479
Against:	83,401
Abstain:	35,218

Proposal 3: A proposal to approve, on an advisory, nonbinding basis, named executive officer compensation passed and was voted upon as follows:

For:	165,007,388
Against:	67,763,019
Abstain:	4,720,991
Broker Non-Votes:	7,779,700

Proposal 4: A proposal to vote, on an advisory, nonbinding basis, on the frequency of future advisory votes to approve named executive officer compensation was voted upon as follows:

1 Year:	235,345,140
2 Years:	16,469
3 Years:	1,964,518
Abstain:	165,271
Broker Non-Votes:	7,779,700

In light of the voting results on Proposal 4 and consistent with the recommendation of the Board of Directors of the Company included in the Company’s proxy statement, the Company has decided to hold an advisory vote to approve named executive officer compensation annually.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX CORPORATION

By:	/s/ Viet D. Dinh
Name:	Viet D. Dinh
Title:	Chief Legal and Policy Officer

November 14, 2019